UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14(a)(12)

BTCS INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR PARTICIPATION IS IMPORTANT – PLEASE VOTE TODAY!

According to our latest records, your proxy vote relating to the BTCS Annual Meeting of Stockholders has not yet been received. EVERY share counts!

Voting Deadline: September 5, 2024 at 11:59 p.m. ET

Vote by following the instructions on the enclosed proxy Card.

BTCS Stockholders are encouraged to Vote FOR Each Director and For all other proposals.

If you would like assistance voting your shares or have any questions, please contact our proxy solicitor, Alliance Advisors, toll free at: 1-866-619-8925.